UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2018 (July 19, 2018)

Rockwell Automation, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices) (Zip Code)

(414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 19, 2018, Rockwell Automation, Inc. (the “Company”) completed its investment in PTC Inc. (“PTC”) through the Company’s acquisition of 10,582,010 shares of PTC common stock (the “Shares”) at a purchase price of $94.50 per share for an aggregate purchase price of approximately $1.0 billion in cash (the “Investment”). The Investment was consummated in accordance with the terms and conditions of the previously announced Securities Purchase Agreement (the “Purchase Agreement”), dated June 11, 2018, by and between the Company and PTC in connection with a strategic partnership between the two parties. The Company filed a Current Report on Form 8-K on June 11, 2018 to report the Company’s entry into the Purchase Agreement, which included the Purchase Agreement as an exhibit (a copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference).

Registration Rights Agreement

On July 19, 2018, in connection with, and as a condition to the consummation of, the Investment, the Company and PTC entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, the Company received customary registration rights subject to market standstill provisions, and PTC is obligated to file a resale shelf registration statement with respect to the Shares not later than July 19, 2019.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Registration Rights Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The exhibits listed in the accompanying Exhibit Index are being filed herewith.

(Page 2 of 4 Pages)

EXHIBIT INDEX

Exhibit Number	Description

2.1	Securities Purchase Agreement, dated June 11, 2018, between the Company and PTC [Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 11, 2018].

10.1	Registration Rights Agreement, dated July 19, 2018, between the Company and PTC.

(Page 3 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By	/s/ Rebecca W. House
Rebecca W. House
Senior Vice President, General Counsel
and Secretary

Date: July 20, 2018

(Page 4 of 4 Pages)